                                                                 Exhibit 10.50

             SCHEDULE TO FORM OF OCWEN SHORTFALL FUNDING AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


Facility                                                      Collateral             Letter of     Initial
Location              Lessee                 Lessor           Account Deposits       Credit        Funding       Management Firm
--------              ------                 -------          ----------------       ---------     -------       ---------------
Shippensburg, PA      Senior Care            Shippensburg     $312,500/$625,000      $625,000      $312,500      Balanced Care at
                      Operators of           ALF, Inc.                                                           Shippensburg, Inc.
                      Shippensburg, LLC

Centerville, OH       Senior Care            Centerville      $625,000/$1,250,000    $1,250,000    $625,000      Balanced Care at
                      Operators of           ALF, Inc.                                                           Centerville, Inc.
                      Centerville, LLC